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                                                                    EXHIBIT 24.1



                                     CONSENT




                  As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of the Registration Statement File No.
333-17463.




                                                 /s/ Arthur Andersen LLP
                                                 ------------------------------
                                                 ARTHUR ANDERSEN LLP



Orange County, California
August 29, 1997